UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2012 (Date of earliest event reported: October 5, 2012)

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On October 12, 2012, W&T Offshore, Inc. (the “Company”) filed a current report on Form 8-K (the “Initial 8-K”) to report the completion on October 5, 2012 of an acquisition of oil and gas leasehold interests of approximately 416,000 gross acres, excluding related overriding royalty interests, in the Gulf of Mexico from Newfield Exploration Company and its subsidiary, Newfield Exploration Gulf Coast LLC (the “Newfield Properties”).

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Newfield Properties would be filed by an amendment to the Initial 8-K. This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a) Financial Statements of Business Acquired.

The audited statements of revenues and direct operating expenses of the Newfield Properties for the years ended December 31, 2011, 2010 and 2009 and related notes; and the unaudited statements of revenues and direct operating expenses of the Newfield Properties for the nine months ended September 30, 2012 and 2011 and related notes are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2012, the unaudited pro forma condensed combined statements of income for the year ended December 31, 2011 and for the nine months ended September 30, 2012, and the related notes showing the pro forma effects of the Newfield Properties acquisition are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of Netherland, Sewell & Associates, Inc.

Exhibit 99.1	Audited statements of revenues and direct operating expenses of the Newfield Properties for the years ended December 31, 2011, 2010 and 2009 and related notes; and the unaudited statements of revenues and direct operating expenses of the Newfield Properties for the nine months ended September 30, 2012 and 2011 and related notes.

Exhibit 99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2012, the unaudited pro forma condensed combined statements of income for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and the related notes showing the pro forma effects of the Newfield Properties acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: December 12, 2012	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President, Chief Financial Officer and Chief Accounting Officer